UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2013

DDR CORP.

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to Eighth Amended and Restated Credit Agreement

On January 17, 2013, DDR Corp. (the “Company”) entered into Amendment No. 2 to Eighth Amended and Restated Credit Agreement (the “Revolving Amendment”), among the Company, DDR PR Ventures LLC, S.E., a Delaware limited liability company (“DDR PR”), JPMorgan Chase Bank, N.A., as Administrative Agent, and the several banks, financial institutions and other entities from time to time parties thereto, which Revolving Amendment amends the Company’s senior unsecured revolving credit facility by, among other things: (i) modifying certain covenants contained in the loan agreement; (ii) extending the maturity date to April 3, 2017; and (iii) reducing the overall interest rate for borrowings under the revolving credit facility. A copy of the Revolving Amendment is attached as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the Revolving Amendment is qualified in its entirety by reference to Exhibit 4.1.

First Amendment to Second Amended and Restated Secured Term Loan Agreement

On January 17, 2013, the Company entered into a First Amendment to Second Amended and Restated Secured Term Loan Agreement (the “Term Loan Amendment”), among the Company, DDR PR, KeyBank National Association, as Administrative Agent, and the other several banks, financial institutions and other entities from time to time parties to such loan agreement, which Term Loan Amendment amends the Company’s secured term loan facility by, among other things: (i) reducing the total commitment amount from $500,000,000 to $400,000,000; (ii) modifying certain covenants contained in the loan agreement; (iii) extending the maturity date to April 3, 2017; and (iv) reducing the overall interest rate for borrowings under the term loan facility. A copy of the Term Loan Amendment is attached as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the Term Loan Amendment is qualified in its entirety by reference to Exhibit 4.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Amendment No. 2 to Eighth Amended and Restated Credit Agreement, dated as of January 17, 2013, by and among DDR Corp., DDR PR Ventures LLC, S.E, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

4.2	First Amendment to Second Amended and Restated Secured Term Loan Agreement, dated as of January 17, 2013, by and among DDR Corp., DDR PR Ventures LLC, S.E, KeyBank National Association, as Administrative Agent, and the other several banks, financial institutions and other entities from time to time parties to such loan agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ David J. Oakes
Name: David J. Oakes
Title: President and Chief Financial Officer

Dated: January 17, 2013

EXHIBIT INDEX

Exhibit	Description

4.1	Amendment No. 2 to Eighth Amended and Restated Credit Agreement, dated as of January 17, 2013, by and among DDR Corp., DDR PR Ventures LLC, S.E, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

4.2	First Amendment to Second Amended and Restated Secured Term Loan Agreement, dated as of January 17, 2013, by and among DDR Corp., DDR PR Ventures LLC, S.E, KeyBank National Association, as Administrative Agent, and the other several banks, financial institutions and other entities from time to time parties to such loan agreement.